                                 EXHIBIT 24 (a)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Robert L. Guyett
                                        ------------------------------------

                                            Robert L. Guyett
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (b)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Hugh G. Robinson
                                        ------------------------------------

                                            Hugh G. Robinson
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (c)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Byron Lee, Jr.
                                        ------------------------------------

                                            Byron Lee. Jr.
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (d)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Melvin H. Chiogioji
                                        ------------------------------------

                                            Melvin H. Chiogioji
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (e)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ John Paul Jones, Jr.
                                        ------------------------------------

                                            John Paul Jones, Jr.
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (f)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ E. Brian Smith
                                        ------------------------------------

                                            E. Brian Smith
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (g)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Richard M. Cashin, Jr.
                                        ------------------------------------

                                            Richard M. Cashin, Jr.
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (h)


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,    that the undersigned hereby constitutes and
appoints Anthony J. Dury, William T. Campbell and Wilfrid D. Nelson and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign on the undersigned's behalf as a director or officer or both, as the case may be, of Smith Environmental Technologies Corporation (the "Company") the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and to sign any or all amendments thereto, and other documents in connection therewith, with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Arthur A. Riedel
                                        ------------------------------------

                                            Arthur A. Riedel
                                        ------------------------------------
                                        (Name)

Dated:    February 22, 1995

                                 EXHIBIT 24 (i)


                      CERTIFIED COPY OF A RESOLUTION OF THE
                              BOARD OF DIRECTORS OF
                  SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION



I, WILFRID D. NELSON, Corporate Secretary of SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION, a Delaware Corporation, do hereby CERTIFY that the following is a true and correct copy of resolution(s) adopted at the Annual Meeting of the Board of Directors of said company duly held April 10, 1995 and that said resolution is in full force and effect:

BE IT FURTHER RESOLVED, that each officer and director who may be required to sign and execute (whether on behalf of the Company, as an officer or director of the Company or otherwise) the Annual Report on Form 10-K for the fiscal year ended February 28, 1995 (the Form"10-K") and any or all amendments thereto and other documents in connection therewith is hereby authorized to execute a power of attorney appointing Wilfrid D. Nelson and Anthony J. Dury and William T. Campbell, and each of them with full power of substitution and resubstitution, his true and lawful attorney(s) to sign in such officer's or director's name, place and stead (including in any such capacity) the Form 10-K, amendments and documents in the name, place and stead of each officer and director who shall have executed such power of attorney whether acting on behalf of the Company, as an officer or director of the Company otherwise.

BE IT FURTHER RESOLVED, that the officers and directors of the Company, and each of them, are authorized and directed to make, file, execute and deliver, or cause to be made, filed and executed and delivered, all such agreements, documents, instruments and other papers and to do or cause to be done all such acts and things, in the name and on the behalf of the Company, as they, or any of them, may deem necessary, desirable or appropriate to hold the annual meeting and to prepare, file and distribute proxy materials relating thereto and the Form 10-K and to otherwise carry out the purposes and intent of the foregoing resolutions.



/s/ Wilfrid D. Nelson
- -----------------------
Corporate Secretary